AMCAP FUND, INC.
              333 South Hope Street, Los Angeles, California 90071
                       (213) 486-9200 Fax (213) 486-9455



Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:

Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

------------------ --------------------------------
Share Class            Total Income Dividends
                           (000's omitted)
------------------ --------------------------------
------------------ --------------------------------
Class A            $1,749
------------------ --------------------------------
------------------ --------------------------------
Class B            $0
------------------ --------------------------------
------------------ --------------------------------
Class C            $0
------------------ --------------------------------
------------------ --------------------------------
Class F            $150
------------------ --------------------------------
------------------ --------------------------------
Total              $1,899
------------------ --------------------------------
------------------ --------------------------------
Class 529-A        $27
------------------ --------------------------------
------------------ --------------------------------
Class 529-B        $0
------------------ --------------------------------
------------------ --------------------------------
Class 529-C        $0
------------------ --------------------------------
------------------ --------------------------------
Class 529-E        $0
------------------ --------------------------------
------------------ --------------------------------
Class 529-F        $0
------------------ --------------------------------
------------------ --------------------------------
Class R-1          $2
------------------ --------------------------------
------------------ --------------------------------
Class R-2          $1
------------------ --------------------------------
------------------ --------------------------------
Class R-3          $13
------------------ --------------------------------
------------------ --------------------------------
Class R-4          $17
------------------ --------------------------------
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Class R-5          $40
------------------ --------------------------------
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Total              $100
------------------ --------------------------------

Item 73 A1 and 73A2
Distributions per share for which record date passed during the period

-------------------- -------------------------------------------
Share Class             Dividends from Net Investment Income
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class A              $0.0032
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class B              $0.0000
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class C              $0.0000
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class F              $0.0048
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-A          $0.0068
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-B          $0.0000
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-C          $0.0000
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-E          $0.0000
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-F          $0.0044
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-1            $0.0072
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-2            $0.0003
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-3            $0.0037
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-4            $0.0093
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-5            $0.0085
-------------------- -------------------------------------------


Item 74U1 and 74U2
------------------
Number of shares outstanding

------------------ ----------------------------------
Share Class               Shares Outstanding
                            (000's omitted)
------------------ ----------------------------------
------------------ ----------------------------------
Class A            567,936
------------------ ----------------------------------
------------------ ----------------------------------
Class B            33,553
------------------ ----------------------------------
------------------ ----------------------------------
Class C            33,233
------------------ ----------------------------------
------------------ ----------------------------------
Class F            37,311
------------------ ----------------------------------
------------------ ----------------------------------
Total              672,033
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-A        4,658
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-B        1,509
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-C        1,733
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-E        329
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-F        70
------------------ ----------------------------------
------------------ ----------------------------------
Class R-1          415
------------------ ----------------------------------
------------------ ----------------------------------
Class R-2          4,175
------------------ ----------------------------------
------------------ ----------------------------------
Class R-3          4,917
------------------ ----------------------------------
------------------ ----------------------------------
Class R-4          2,222
------------------ ----------------------------------
------------------ ----------------------------------
Class R-5          5,121
------------------ ----------------------------------
------------------ ----------------------------------
Total              25,131
------------------ ----------------------------------

Item 74V1 and 74V2
Net asset value per share (to nearest cent)

----------------------- -------------------------
                             Net Asset Value
Share Class                    Per Share
----------------------- -------------------------
----------------------- -------------------------
Class A                 $15.75
----------------------- -------------------------
----------------------- -------------------------
Class B                 $15.43
----------------------- -------------------------
----------------------- -------------------------
Class C                 $15.36
----------------------- -------------------------
----------------------- -------------------------
Class F                 $15.68
----------------------- -------------------------
----------------------- -------------------------
Class 529-A             $15.72
----------------------- -------------------------
----------------------- -------------------------
Class 529-B             $15.56
----------------------- -------------------------
----------------------- -------------------------
Class 529-C             $15.57
----------------------- -------------------------
----------------------- -------------------------
Class 529-E             $15.67
----------------------- -------------------------
----------------------- -------------------------
Class 529-F             $15.74
----------------------- -------------------------
----------------------- -------------------------
Class R-1               $15.63
----------------------- -------------------------
----------------------- -------------------------
Class R-2               $15.60
----------------------- -------------------------
----------------------- -------------------------
Class R-3               $15.67
----------------------- -------------------------
----------------------- -------------------------
Class R-4               $15.71
----------------------- -------------------------
----------------------- -------------------------
Class R-5               $15.77
----------------------- -------------------------